UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2015

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K, as filed on February 6, 2015, by Physicians Realty Trust (the “Company”) to include historical financial statements and unaudited pro forma financial information required to be filed by Item 9.01 (a) and (b), for the Company’s acquisition of the approximately 63,500 square foot medical office building located in Minnetonka, Minnesota (the “Minnetonka MOB”).

Due to the requirements of Rule 3-14 of Regulation S-X, the Company is also presenting Rule 3-14 financial statements for the acquisition of six additional properties in the Minneapolis-St. Paul Metropolitan area and one additional medical office facility located in Jamestown, North Dakota.  In the aggregate, the 8 property portfolio (together, the “Minneapolis Properties”) is approximately 362,654 square feet. The individual properties comprising the Minneapolis Properties are described below.

Property(1)	Location	Acquisition Date	Square feet	Purchase Price (in thousands)
Edina Medical Office Building	Edina, MN	January 22, 2015	68,385	$14,190
Savage Medical Office Building	Savage, MN	January 22, 2015	33,778	12,800
Crystal Medical Office Building	Crystal, MN	January 22, 2015	44,865	14,782
Dell Rd Medical Office Building	Chanhassen, MN	January 22, 2015	20,357	6,410
Vadnais Heights Medical Office Building	Vadnais Heights, MN	January 29, 2015	56,700	18,422
Minnetonka MOB	Minnetonka, MN	February 5, 2015	63,500	26,000
Jamestown Medical Office Building	Jamestown, ND	February 5, 2015	45,222	12,819
Minnesota Eye Medical Office Building	Minnetonka, MN	February 17, 2015	29,547	10,882
				$116,305

Item 9.01       Financial Statement and Exhibits

(a)   Financial Statements of Property Acquired — Minneapolis Properties.

The following Combined Statement of Revenues and Certain Direct Operating Expenses are set forth in Exhibit 99.1 which are attached hereto and incorporated by reference.

Independent Auditors’ Report.

Combined Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2014.

Notes to the Combined Statement of Revenues and Certain Direct Operating Expenses.

(b)   Pro Forma Financial Information.

The following pro forma financial statements are set forth in Exhibit 99.2 which are attached and incorporated herein by reference.

Unaudited Pro Forma Condensed Condensed Consolidated Balance Sheet as of December 31, 2014.

Notes to the Unaudited Pro Forma Condensed Consolidated Balance Sheet.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014.

Notes to Unaudited Pro Forma Condensed Consolidated Statements of Operations.

(c) Not applicable.

(d) Exhibits

23.1                        Consent of Ernst & Young LLP

99.1                        Financial Statements of Property Acquired —Minneapolis Properties

99.2                        Unaudited Pro Forma Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2015	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP
99.1	Financial Statements of Property Acquired —Minneapolis Properties
99.2	Unaudited Pro Forma Financial Information